Exhibit 99.1

2005 CSFB Financial Services Conference

“Positioning for Better Performance”

George A. Schaefer, Jr. R. Mark Graf

President Senior Vice President

Chief Executive Officer Chief Financial Officer

February 10, 2005

Affiliate Banking

I. Affiliate Operating Model II. Markets III. Deposit Performance IV. Loan Performance

Affiliate Bank Operating Model

FITB Affiliates State Deposits % of 5/3 Assets Bkg Ctrs President Years @ 5/3

Cincinnati OH $12.4 20% $25.2 107 G. Schaefer, Jr. 34

Chicago IL 8.8 14% 9.9 129 T. Zink 1

Western Michigan MI 6.8 11% 9.8 135 M. VanDyke 4

Florida* FL 5.0 8% 6.8 93 K. Hale 1

Detroit MI 3.6 6% 6.6 79 P. Fehring 25

Columbus OH 3.6 6% 5.4 61 R. Eversole 20

Cleveland OH 3.4 5% 5.6 81 T. Clossin 4

Dayton OH 3.3 5% 4.8 63 D. Sadlier 15

Toledo OH 3.0 5% 4.9 47 B. Lee 4

Indianapolis IN 2.9 5% 5.5 80 M. Spagnoletti 4

Southern Indiana IN 2.2 3% 4.0 51 J. Daniel 5

Ohio Valley OH 2.2 3% 1.5 26 R. Webb 4

Louisville KY 1.5 2% 2.7 45 P. McHugh 19

Northern Michigan MI 1.3 2% 2.1 23 J. Pelizzari 4

Northern Kentucky KY 1.3 2% 1.7 33 T. Rawe 19

Nashville TN 0.9 1% 1.9 14 D. Hogan 1

Lexington KY 0.9 1% 1.8 21 S. Barnes 11

$in billions

* Includes January 2005 acquisition of First National Bankshares of Florida 3

Metropolitan Market Focus

Distribution, Convenience & Price Are

Competitive Advantages in Metro Markets

Detroit

Chicago Toledo

Cleveland

Columbus

Indianapolis Dayton

Cincinnati Huntington

Lexington

Louisville St. Louis

Evensville

Nashville

Orlando

Tampa

Sarasota

Naples

Fifth Third MSA Markets

MSA Population Rank Deposits Share        %

Chicago, IL 9.4 5 $7,139 3.2

Detroit, MI 4.5 7 2,817 3.7

Tampa, FL 2.6 10 786 3.5

Cleveland-Lorain, OH 2.1 6 2,585 4.2

Cincinnati, OH-KY-IN 2.1 1 11,932 27.8

Orlando, FL 1.9 7 700 2.5

Columbus, OH 1.7 3 3,191 12.2

Indianapolis, IN 1.6 4 1,822 7.7

Nashville, TN 1.4 7 819 3.5

Louisville, KY-IN 1.2 5 1,311 6.8

Naples/Sarasota, FL 0.9 4 2,088 9.3

Grand Rapids 0.8 1 3,569 32.6

Muskegon-Holland

Dayton, OH 0.8 1 2,494 26.6

Toledo, OH 0.7 1 1,762 21.4

Source: SNL Branch Migration Database as of June

30, 2004 and U.S. Census Bureau including completed acquisitions

Improving Deposit Performance

2004 average transaction deposit growth of 7% compared to 13% in the prior year

50,000

45,000

Millions

40,000 35,000

$

30,000 25,000

Average Transaction Deposits

26,363

41,851 41,397 7 1% 42,287 1 5% * 43,861 1 2 45,126% *

2001 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04

* Annualized growth rate

Demonstrated Long-Term

Track Record

35,000

30,000

Millions 25,000

20,000 $

15,000

10,000

1999 2000 2001

2002 2003 2004

Avg Demand & NOW

5-year CAGR

Interest Checking 18%

Demand Deposits 15%

5-year CAGR

Loans & Leases 8%

Earning Assets 9%

90,000

80,000

Millions 70,000

60,000

50,000

$

40,000

30,000

1999 2000 2001 2002 2003

2004

Avg Loans & Leases Avg Earning Assets

Affiliate Loan Performance

40% 35% 30% 25% 20% 15% 10% 5% 0%

2004 Average Total Loan & Lease Growth

Florid

a Nashville Lexington OH Valley Chicago Cleveland Indianapolis Detroit Columbus

9% growth in average loans & leases in 2004

55,000

Millions

45,000 $35,000 25,000

Nine affiliates grew loans by more than 10% in 2004

Average Loans & Leases 57,042 52,414

42,690 44,888 45,539

2000 2001 2002 2003 2004

Business Lines

2004 Revenues

Processing

Solutions Retail 11% 51%

Investment Advisors 10%

Commercial

28% 8

Processing revenues exclude gain-on-sale

Retail Banking

“Positioned for Better Performance in 2005…”

I. Retail Deposit Strategy II. Initiatives III. Small Business IV. The Opportunity

Investing In a Retail Franchise

35

30

Centers

25

20

Banking

15

New 10 5

0

32

16

11 10 9 9

6 6

6 4 4 4 4

4 3 3 2

Chicago Detroit W. Mich Cleveland Indianapolis Cincinnati Florida Columbus Tennessee Ohio Valley Lexington Louisville N. KY

Toledo S. Indiana Dayton N. Mich

133 new banking centers opened from Jan 2002 through Dec 2004 in 17 markets

Represents 12% of current total

2004 2003 2002

76 29 28

Midwest De-novo Expansion Strategy

2004 new banking centers are averaging:

1.2 million in monthly deposit growth

$ 306,000 in monthly loan growth

Driving Deposit Growth

Consumer deposits—Targeting 10% plus growth in 2005 Small business deposits—Targeting 50% growth in 2005

Initiatives

Quarterly deposit campaigns

De-novo banking center expansion

Increased retention and service focus

Segmentation focus

Right price

Right product

Substantial Small Business Growth Opportunity

13 of 17 affiliates have less than 15% small business

deposit market share

11 of 17 markets have less than 15% small business lending market share

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000

Small Business Checking Performance

Bubble Size Represents Market Businesses 100K—5M M

West M I

Chicago

Cincinnati

Detroit

Columbus Indy Dayton Cleveland

Toledo Loui

S. IN N. M I

Fla

N. KY Lex Nashville OH Val

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 5/3 Market Penetration

Increasing market share to 15% in all MSA’s would represent growth in the deposit base of 75%

Commercial Banking

“Hitting on All Cylinders…”

I. Revenue & Net Income Performance

II. Loan Performance

III. Deposit Performance

IV. Credit Performance

Commercial Banking Performance

1,700 1,600 1,500

Millions 1,400

1,300

$

1,200 1,100 1,000

Revenue Net Income 1632

648 1474 563

1232

425

2002 2003 2004

700

650

600

Millions

550

$

500 450 400

11% revenue growth & 15% net income growth in 2004

Sales force additions still gaining momentum

Superior loan growth through recent cycle will continue to drive results

Superior Commercial Loan Growth

30% 25% 20% 15% 10% 5% 0%

2004 Average Commercial Loan & Lease Growth

Florida Lexington OH Valley

Indianapolis Chicago Nashville Louisville Detroit N. Mich.

Toledo

10 affiliates grew commercial loans by more than 10% in 2004

6 affiliates grew by more than 20% in 2004

Period end commercial loans & leases up 14% over last year 5-year CAGR = 10% $Millions

30,000 25,000 20,00

0 15,000

Period End Commercial 31,468 Loans and Leases 27,668 24,699 22,351 22,584 19,767

1999 2000 2001 2002 2003 2004

People Make the

Difference…

In a period of declining commercial and industrial loan demand:

Fifth Third increased C&I balances by 49% since Dec 2001

Over 250 commercial sales people hired during this time frame, an increase in excess of 30%

580 560 540 520

‘s in Billions 500

$480

Industry 460

440 420 400

C&I Loan Growth

Industry Fifth Third

Dec-01

Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04

17 16 15 14

13 ‘s in Billions

12 $

11 FITB

10 9 8

Source: Federal Reserve data for “Large Domestically Chartered Banks”

Commercial Deposit Focused

60% 50%

40% 30% 20% 10% 0%

2004 Average Commercial Demand Deposit Growth

Florida Cleveland Cincinnati Chicago Columbus Nashville Indianapolis S IN

Detroit

Lexington

Dayton $Millions

9,000 8,000 7,000 6,000

5,000 4,000 3,000 2,000

11 affiliates grew commercial demand deposits by 20% or more

Average Commercial 8,944 Demand Deposits

6,955

5,323 4,351 3,993

2000 2001 2002 2003

2004

Commercial demand deposits increased by 29% in 2004 5-year CAGR = 19%

Superior Credit Culture

NPAs / Loans & OREO

1.4 1.2 1 0.8

0.6 0.57

0.4

0.2

1.25 1.29 1.25 1.22 1.17 1.15 1.07

0.94

0.75

0.64

0.65 0.63

0.62 0.62 0.61 0.62 0.56 0.59 0.57 0.53 0.50 0.48 0.51

1Q02

2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Fifth Third

Top 25 Bank Average

Favorable Industry Comparison with Few Large Credits

Q4-04 Commercial NPL’s

# Of Credits Total $

> $10MM 0 $0

$5MM to $ 10MM 3 $22.5

$1MM to $ 5MM 28 $42.4

$200M to $1MM 160 $ 67.9

< $200M 838 $42.8

$175.6

Fifth Third Processing Solutions

“A Growth Story…”

I. Business Mix

II. Revenue History

III. 2005 Initiatives

Total FTPS Revenue Mix

FTPS Revenue 2002 2003 2004

Financial Institution $206 $216 $250

Merchant Services 261 306 305*

Card Services 76 87 102

TOTAL $543 $609 $657

Card Services

16%

Merchant 46% Services

38%

Financial Institution

* Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

FTPS Revenue History

750 650 550

Millions 450

350

$

250 150 50

Compound Annual Growth Rate 5-year = 26%

204

272

372

543

609

657*

1999 2000 2001

2002 2003 2004

Fin. Inst. & Card Merchant

* Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

2005 Initiatives

Cross-sell Merchant Card Processing into existing Commercial & Small Business Customers

2 X revenue and 4 X net income opportunity

33% increase in middle market sales representatives in 2005 80% increase in Retail Telesales representatives in 2005 Improve per sales rep production from 2.3 to 7.0 deals per month

Cross-sell new credit cards to existing Retail customers

Pre-approval and point of sale strategy New product platform in 2005

Goal: 1 million 5/3 card accounts on file by year end 2005

Card Fees equaling consumer service charges in each Affiliate in five years

Investment Advisors

“Refocused, Realigned and Positioned for Growth”

I. Business Mix & Accomplishments II. Revenue and Net Income Performance III. 2005 Initiatives

Fifth Third Investment Advisors

2004 Revenues

Asset Mgmt 4% Retail Brokerage 16% Private Client 64%

Institutional 16%

2004 Accomplishments

15% revenue growth compared to 4% expense growth

10 affiliates with greater than 50% net income growth

Turning the Corner…

Investment Advisors Performance

600

500

Millions

400 $

300

200

Revenue Net Income

547

477 119 434

80 75

2002 2003 2004

150

125

Millions

100 $

75

50

15% revenue growth & 49% net income growth in 2004

Sales force and product set largely in place

Incentives aligned with performance

Enhanced profitability

2005 Initiatives

Expand sales of investment management nationally through Fifth Third Asset Management (FTAM)

Taft-Hartley, Corporate and Public pension client

focus $40 billion investment assets by 2008

Penetrate commercial and small business client base with 401K Retirement Plans

5,185 existing commercial clients without a 401K plan relationship

Continued Expansion of Private Client and Retail Brokerage

Sales force additions in private banking and brokerage in newer markets New Affiliate Markets – Tennessee and Florida Expanded and enhanced product offerings (wealth planning, insurance and equity derivatives)

The Deposit Opportunity

Fifth Third has only an 8% market share in the core six-state footprint

Fifth Third has a 7% market share on a combined basis in MSA’s greater than 1 million in population

FITB State Market Share

Ohio Michigan Kentucky Indiana Illinois Florida 6 State Total

11% 9% 7% 6% 3% 2% 8%

0% 5% 10% 15% 20%

Questions

This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third’s and/or the acquired entity’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.